                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Proxy Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies: 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:


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                              INFORMATION STATEMENT
                                       OF
                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
                           100 BUSH STREET, SUITE 225
                         SAN FRANCISCO, CALIFORNIA 94104

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being furnished on or about February 9, 2005 to the holders of record as of the close of business on December 9, 2004 of the common stock of Indigenous Global Development Corporation

         IGDC's Board of Directors has approved, and its majority stockholder (52.47%) owning 48,532,987 shares of the 92,497,648 shares of common stock outstanding as of December 9, 2004 has consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of common stock and are sufficient under the Utah Revised Business Corporation Act and IGDC's By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of IGDC for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

                          ACTIONS BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDER

GENERAL

         IGDC will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. IGDC will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of IGDC's common stock.

INFORMATION ON CONSENTING STOCKHOLDERS

         Pursuant to IGDC's Bylaws and the Utah Revised Business Corporation Act, a vote by the holders of at least a majority of IGDC's outstanding capital stock is required to effect the actions described herein. IGDC's Articles of Incorporation does not authorize cumulative voting. As of the record date, IGDC had 92,497,648 voting shares of common stock issued and outstanding of which 46,248,825 shares are required to pass any stockholder resolutions. The consenting stockholder of IGDC, is the record and beneficial owner of 48,532,987 shares which represents 51.8% of the issued and outstanding shares of common stock. Pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written consent, dated December 9, 2004, attached hereto as Exhibit B. The consenting stockholders' names, affiliations with IGDC and their beneficial holdings are as follows:


NAME                   AFFILIATION           SHARES BENEFICIALLY HELD          PERCENTAGE
----                   -----------           ------------------------          ----------
Deni Leonard*          First Indigenous              25,000,000                  27.03%
                       Depository Company

Deni Leonard           NETPHARMX, LLC                19,283,792                  20.85%

Deni Leonard           United Native                    234,195                   0.25%
                       Depository Corporation

Deni Leonard           Indigenous Global              3,450,000                   3.73%
                       Development Corporation

Koji Homma             Indigenous Global                565,000                   0.61%
                       Development Corporation

* Mr. Leonard is the sole shareholder for United Native Depository Corporation ("UNDC"), the current Chairman of the Board of Directors, CFO and the CEO of Indigenous Global Development Corporation. Mr. Leonard is also the majority shareholder, officer and director of First Indigenous Depository Company and NETPHARMX, LLC., respectively. No consideration was paid for the consent.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

None

PROPOSALS BY SECURITY HOLDERS

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 9, 2004 as to each person who is known to IGDC to be the beneficial owner of more than 5% of IGDC's outstanding common stock and as to the security and percentage ownership of each executive officer and director of IGDC and all officers and directors of IGDC as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

Title of Class       Name and Address Of              Security Ownership       Percentage of
                     Beneficial Owners               Amount and Nature Of          Class
                                                     Beneficial Ownership
---------------------------------------------------------------------------------------------
      Common        United Native Depository
                    Corporation                               Direct
                    100 Bush Street, Suite 225               234,195                0.25%
                    San Francisco, CA 94104

      Common        Deni Leonard
                    Chairman/CEO/CFO                          Direct
                    Indigenous Global                      3,450,000                3.73%
                    Development Corporation
                    100 Bush Street, Suite 225
                    San Francisco, CA 94104

      Common        Deni Leonard                          25,000,000               27.03%
                    First Indigenous
                    Depository Company
                    9021 Tenino Road
                    Warm Springs, OR 97761

      Common        NETPHARMX, LLC                        19,283,792               20.85%
                    9021 Tenino Road
                    Warm Springs, OR  97761

                    Officers and Directors as a group
                    (2 persons)                           48,532,987               52.47%


NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

The following actions were taken based upon the unanimous recommendation by IGDC's Board of Directors and the written consent of the consenting stockholder:

                                    ACTION 1
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

            The Board and the consenting stockholders unanimously adopted and approved an amendment to IGDC's Articles of Incorporation to increase the authorized common stock from 100,000,000 to 125,000,000 shares, which is referred to as the "Authorized Shares Amendment". The text of the Authorized Shares Amendment is attached hereto as Exhibit A. Currently, IGDC has 100,000,000 shares of common stock authorized, of which 92,497,648 shares are issued and outstanding as of the record date.

            The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment with the Secretary of State of Utah. Once IGDC files the Certificate of Amendment, IGDC will have 32,502,352 shares of authorized but unissued common stock available for issuance. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. IGDC does not currently contemplate any specific issuance in connection with the increase in its authorized capital. IGDC's Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction shareholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that IGDC may have the requisite number of voting shares to consummate the transaction.

            The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of IGDC in effect on the date of this Information Statement. However, IGDC stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of IGDC or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Utah law with respect to a merger or other business combination involving IGDC. IGDC is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of IGDC's common stock. IGDC has no present intention to use the increased authorized common stock for anti-takeover purposes.

            The Authorized Shares Amendment will become effective upon the filing of the Certificate of Amendment. Under federal securities laws, IGDC cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

                                    EXHIBIT A

                            CONSENT ACTION IN WRITING
                                     OF THE
                               BOARD OF DIRECTORS
                            AND MAJORITY SHAREHOLDER
                                       OF
                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
                              (A UTAH CORPORATION)

                               IN LIEU OF MEETING

--------------------------------------------------------------------------------

        Subject to the execution of counterparts to this consent action in writing by at least 50% of the shareholders of Indigenous Global Development Corporation, a Utah corporation (the "Corporation"), the undersigned, acting pursuant to Section 16-10a-821 of the Utah Revised Corporation Act, and Article I Section 7 and Article II section 7 of the Restated Bylaws of the Corporation, hereby consent to take the following actions and adopts the following resolutions effective December 9, 2004.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO EFFECT THE INCREASE IN THE AUTHORIZED CAPITAL

Pursuant to the provision of Section 16-10a-821 of the Utah Business Corporation Act, the undersigned, constituting all of the members of the Board of Directors of Indigenous Global Development Corporation, a Utah Corporation (the "Corporation" or "IGDC"), do hereby hold this Board of Directors meeting, and do hereby adopt the following preambles and resolution

Whereas: The Board of Directors has identified the number of outstanding common shares of stock of the Corporation is ninety-two million four hundred ninety-seven thousand six hundred forty-eight (92,497,648), and:

Whereas: The Board of Directors has further recognized the necessity of raise of the authorized number of shares of common stock, which is currently one hundred million (100,000,000), for further investment in the Corporation and boost of its business.

NOW, THEREFORE, BE IT RESOLVED: The Board of Directors authorizes that the Corporation will take procedures to raise the number of authorized shares of its common stock from one hundred million (100,000,000) to one hundred twenty-five million (125,000,000).

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

This Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

                                       DIRECTORS:

                                       /s/ Deni Leonard
                                       -----------------------------------------
                                       Deni Leonard

                                       /s/ Koji Homma
                                       -----------------------------------------
                                       Koji Homma

                                       STOCKHOLDERS:

                                       -----------------------------------------
                                       Indigenous Global Development Corporation
                                       By: Deni Leonard, Chairman & CEO


                                       /s/ Deni Leonard
                                       -----------------------------------------
                                       Deni Leonard

                                     * * * *

         RESOLVED FURTHER, that Article VI of the Amended Articles of Incorporation of the Corporation be amended to read in part as follows:

                                   ARTICLE VI

         COMMON STOCK: The aggregate number of common shares which this Corporation shall have authority to issue shall be One Hundred and Twenty-Five Million (125,000,000) Shares. The par value of a common share is ten cents ($.10)